UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549 FORM 8-K CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 31, 2016

Associated Banc-Corp
(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street, Green Bay, Wisconsin	54301
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	920-491-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 31, 2016, Associated Bank, N.A. (the “Bank”), the bank subsidiary of Associated Banc-Corp (the “Company”), received a Community Reinvestment Act (“CRA”) rating from the Office of the Comptroller of the Currency (“OCC”) of “Needs to Improve” for the period 2006-2010.

The Company expects that the “Needs to Improve” rating will result in restrictions on certain activities, including certain mergers and acquisitions and the establishment or relocation of Bank branches and certain other facilities.  The rating will also result in the loss of expedited processing of applications to undertake certain activities, such as changes in permanent capital and the exercise of the fiduciary powers of the Bank, and will require the Bank to receive prior approval to issue or prepay certain subordinated debt obligations.

These restrictions, among others, will remain in place at least until the Bank’s next CRA rating is publicly released by the OCC.  The OCC has examined the Bank’s CRA performance for the period 2011-2014, and the public release of that rating is expected in 2017.  While there can be no assurance as to future CRA ratings issued by the OCC, the Company expects an improved rating for the 2011-2014 period.

On September 1, 2016, the Company published a statement concerning the circumstances surrounding the CRA rating described above, which is available on the Company’s website at www.associatedbank.com/craexam.  The Company does not intend to incorporate the information contained on its website into this current report on Form 8-K.

Forward-Looking Statements

Statements made in this report are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance.  Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “intend”, “outlook”, or similar expressions.  Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements.  Factors which may cause actual results to differ materially from those contained in such forward-looking statements include any unanticipated changes in the timing of the public release of the Bank’s CRA rating for the 2011-2014 performance examination period, as well as those factors identified in the Company’s most recent Form 10-K and subsequent SEC filings.  Such factors are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
(Registrant)

Date: September 1, 2016	By: /s/ Randall J. Erickson
Randall J. Erickson
Executive Vice President, General Counsel,
Corporate Secretary and Chief Risk Officer